UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

DIGITAL THEATER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	000-50335 (Commission File Number)	77-0467655 (I.R.S. employer identification number)
incorporation or organization) 5171 Clareton Drive
Agoura Hills, California 91301 (Address of principal executive offices)		91301 (Zip Code)

(818) 706-3525

(Registrant’s telephone number, including area code)

ITEM 12. Results of Operations and Financial Condition
EXHIBIT 99.1

ITEM 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT 99.1

ITEM 12. Results of Operations and Financial Condition

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

     On October 30, 2003, Digital Theater Systems, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2003	DIGITAL THEATER SYSTEMS, INC. /s/ Melvin Flanigan

Melvin Flanigan Executive Vice President, Finance and Chief Financial Officer (principal financial and accounting officer)